Exhibit 99.1

Albireo Announces Changes to R&D Organization

BOSTON, MA — December 9, 2021 — Albireo Pharma, Inc. (Nasdaq: ALBO), a rare liver disease company developing novel bile acid modulators, today announced the upcoming departure of Pat Horn, M.D., Ph.D., Chief Medical Officer, who will be leaving at the end of the year after almost three and a half years with the Company. Jan Mattsson, Ph.D., Chief Scientific Officer and co-founder of Albireo, will be taking over as the interim head of R&D, leading research and development of early and late-stage assets and programs. As one of the co-founders of the Company with deep experience in drug development and approvals, Dr. Mattsson is primed to lead the R&D organization with his institutional knowledge, vision for the pipeline and products, and ability to deliver against corporate objectives.

“Our company has made significant progress, going from a small clinical stage team to a fully integrated commercial organization with the launch of BylvayTM (odevixibat), while pursuing two additional Bylvay indications and advancing two promising, novel early assets. Over the last three years, Pat has been an important leader as we progressed our development programs and brought our first product to market. I thank him for his guidance and contributions in providing hope for the families we serve,” said Ron Cooper, President and Chief Executive Officer of Albireo.

Over his time with the Company, Dr. Horn completed the PEDFIC 1 Phase 3 study and the ongoing open-label extension PEDFIC 2 study, both of which contributed to the large body of positive evidence supporting U.S. and European approvals and the subsequent launch of Bylvay. Simultaneously, Dr. Horn and his team initiated two Phase 3 pivotal studies with ASSERT (Alagille syndrome) and BOLD (biliary atresia), both of which are the largest gold standard trials, which will help pave the way toward the Company’s aspiration to reach $1 billion dollars of Bylvay sales by the end of the decade. Dr. Horn also partnered with Dr. Mattsson and his team in progressing the Company’s earlier stage assets A3907 and A2342 for adult cholestatic liver diseases and Hepatitis B & D, respectively.

About Albireo

Albireo Pharma is a rare disease company focused on the development of novel bile acid modulators to treat rare pediatric and adult liver diseases. Albireo’s lead product, Bylvay, was approved by the U.S. FDA as the first drug for the treatment of pruritus in all types of progressive familial intrahepatic cholestasis (PFIC), and it is also being developed to treat other rare pediatric cholestatic liver diseases with Phase 3 trials in Alagille syndrome and biliary atresia, as well as an Open-label Extension (OLE) study for PFIC. In Europe, Bylvay has been approved for the treatment of PFIC and has been submitted for pricing and reimbursement approval. The Company is progressing a Phase 1 clinical trial for A3907 to advance development in adult cholestatic liver disease, with IND-enabling studies moving ahead with A2342 for viral and cholestatic liver disease. Albireo was spun out from AstraZeneca in 2008 and is headquartered in Boston, Massachusetts, with its key operating subsidiary in Gothenburg, Sweden. The Boston Business Journal named Albireo one of the 2019 and 2020 Best Places to Work in Massachusetts. For more information on Albireo, please visit www.albireopharma.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements, other than statements of historical fact, regarding, among other things: Albireo’s commercialization plans and expectations for commercializing Bylvay in the U.S. and Europe; the plans for, or progress, scope, cost, initiation, duration, enrollment, results or timing for availability of results of, development of Bylvay, A3907, A2342 or any other Albireo product candidate or program; the pivotal trial for Bylvay in biliary atresia (BOLD); the pivotal trial for Bylvay in Alagille syndrome (ASSERT); the Phase 1 trial for A3907; the IND-enabling studies for A2342; the target indication(s) for development or approval; the size, design, population, location, conduct, cost, objective, enrollment, duration or endpoints of any clinical trial, or the timing for initiation or completion of or availability or reporting of results from any clinical trial, including the long-term open-label extension study for Bylvay in PFIC, the BOLD and ASSERT trials, Phase 1 trial for A3907 and the IND-enabling studies for A2342; potential regulatory approval by and discussions with the FDA or EMA regarding our programs; expectations that the Company’s distribution and supply agreements will drive availability of Bylvay in key markets globally, and potential revenue that may be generated by such agreements; potential regulatory approval and plans for potential commercialization of Bylvay in countries outside of the U.S. and Europe, including Japan; the potential benefits or competitive position of Bylvay or any other Albireo product candidate or program or the commercial opportunity in any target indication; the potential effects of Bylvay of the treatment of PFIC patients and its potential to improve the current standard of care; or Albireo’s plans, expectations or future operations, financial position, revenues, costs or expenses. Albireo often uses words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “planned,” “continue,” “guidance,” or the negative of these terms or other similar expressions to identify forward-looking statements. Actual results, performance or experience may differ materially from those expressed or implied by any forward-looking statement as a result of various risks, uncertainties and other factors, including, but not limited to: there are no guarantees that Bylvay will be commercially successful; we may encounter issues, delays or other challenges in launching or commercializing Bylvay; whether Bylvay receives adequate reimbursement from third-party payors; the degree to which Bylvay receives acceptance from patients and physicians for its approved indication; challenges associated with execution of our sales activities, which in each case could limit the potential of our product; challenges associated with supply and distribution activities, which in each case could limit our sales and the availability of our product; results achieved in Bylvay in the treatment of patients with PFIC may be different than observed in clinical trials, and may vary among patients; other potential negative impacts of the COVID-19 pandemic, including on manufacturing, supply, conduct or initiation of clinical trials, or other aspects of our business; whether favorable findings from clinical trials of Bylvay to date, including findings in indications other than PFIC, will be predictive of results from other clinical trials of Bylvay; there is no guarantee that Bylvay will be approved in jurisdictions or for indications beyond the jurisdictions in which or indications for which Bylyay is currently approved; there is no guarantee that our other products candidates will be approved; estimates of the addressable patient population for target indications may prove to be incorrect; the outcome and interpretation by regulatory authorities of the ongoing third-party study pooling and analyzing of long-term PFIC patient data; the timing for initiation or completion of, or for availability of data from, clinical trials of Bylvay, including BOLD and ASSERT, and the Phase 1 clinical trial of A3907, and the outcomes of such trials; Albireo’s ability to obtain coverage, pricing or reimbursement for approved products in the United States or Europe; delays or other challenges in the recruitment of patients for, or the conduct of, the Company’s clinical trials; and the Company’s critical accounting policies. These and other risks and uncertainties that Albireo faces are described in greater detail under the heading “Risk Factors” in Albireo’s most recent Annual Report on Form 10-K or in subsequent filings that it makes with the Securities and Exchange Commission. As a result of risks and uncertainties that Albireo faces, the results or events indicated by any forward-looking statement may not occur. Albireo cautions you not to place undue reliance on any forward-looking statement. In addition, any forward-looking statement in this press release represents Albireo’s views only as of the date of this press release and should not be relied upon as representing its views as of any subsequent date. Albireo disclaims any obligation to update any forward-looking statement except as required by applicable law.

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Media Contact: Colleen Alabiso, 857-356-3905, colleen.alabiso@albireopharma.com

Investor Contact: Hans Vitzthum, LifeSci Advisors, LLC., 857-272-6177